Asset Impairment and Exit Costs	12 Months Ended
Dec. 31, 2012
Restructuring and Related Activities [Abstract]
Asset Impairment and Exit Costs
Asset Impairment and Exit Costs:
During 2012, 2011 and 2010, pre-tax asset impairment and exit costs consisted of the following:

(in millions)	2012	2011	2010
Separation programs:
European Union	$—	$35	$27
Eastern Europe, Middle East & Africa	—	6	—
Asia	13	7	—
Latin America & Canada	29	15	—
Total separation programs	42	63	27
Contract termination charges:
Eastern Europe, Middle East & Africa	—	12	—
Asia	13	—	20
Total contract termination charges	13	12	20
Asset impairment charges:
European Union	5	10	—
Eastern Europe, Middle East & Africa	5	7	—
Asia	13	8	—
Latin America & Canada	5	9	—
Total asset impairment charges	28	34	—
Asset impairment and exit costs	$83	$109	$47

Exit Costs
Separation Programs
PMI recorded pre-tax separation program charges of $42 million, $63 million and $27 million for the years ended December 31, 2012, 2011 and 2010, respectively. The 2012 pre-tax separation program charges primarily related to severance costs associated with factory restructurings. The 2011 pre-tax separation program charges primarily related to severance costs for factory and R&D restructurings. The 2010 pre-tax separation program charges primarily related to severance costs.
Contract Termination Charges
During 2012, PMI recorded exit costs of $13 million related to the termination of distribution agreements in Asia.
During 2011, PMI recorded exit costs of $12 million related to the termination of a distribution agreement in Eastern Europe, Middle East & Africa.
On February 25, 2010, PMI’s affiliate, Philip Morris Philippines Manufacturing Inc. (“PMPMI”), and Fortune Tobacco Corporation (“FTC”) combined their respective business activities by transferring selected assets and liabilities of PMPMI and FTC to a new company called PMFTC Inc. (“PMFTC”). For further details on this business combination, see Note 6. Acquisitions and Other Business Arrangements. During the fourth quarter of 2010, PMI recorded exit costs of $20 million related to the early termination of a transition services agreement between FTC and PMFTC.
Movement in Exit Cost Liabilities
The movement in exit cost liabilities for PMI was as follows:

(in millions)
Liability balance, January 1, 2011	$48
Charges	75
Cash spent	(98)
Currency/other	3
Liability balance, December 31, 2011	$28
Charges	55
Cash spent	(57)
Currency/other	(6)
Liability balance, December 31, 2012	$20

Cash payments related to exit costs at PMI were $57 million, $98 million and $75 million for the years ended December 31, 2012, 2011 and 2010, respectively. Future cash payments for exit costs incurred to date are expected to be approximately $20 million, and these costs will be substantially paid by 2013.
Asset Impairment Charges
PMI recorded pre-tax asset impairment charges of $28 million and $34 million for the years ended December 31, 2012 and 2011, respectively. The 2012 and 2011 charges primarily related to the consolidation of R&D activities as well as charges for factory restructurings.